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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 24, 1999



                         MORGAN STANLEY CAPITAL I INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                    333-62911            13-3291626
----------------------------       -------------       -------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
     of Incorporation)              File Number)       Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                    10036
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 (Address of Principal                                (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 761-4000

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Item 5.  Other Events.

Filing of Derived Materials.

     Filed concurrently herewith under Form SE are certain materials (the "Collateral Term Sheet") furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of Morgan Stanley Capital I Inc. (the "Registrant") Home Equity Loan Asset-Backed Certificates, Series 1999-3 (the "Certificates"). If the Certificates are publicly offered, they will be offered pursuant to a prospectus, as supplemented by a related prospectus supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), subsequent to the filing of this Current Report. The Certificates, if issued and publicly offered, would be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-62911) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement solely with respect to the Certificates, subject to the issuance and public offering of the Certificates.

     The Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Collateral Term Sheet is based to the Underwriter) in the preparation of the Collateral Term Sheet.

     Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in any subsequently filed Collateral Term Sheets with respect to the Certificates, and the statements and information contained in all such Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by the Prospectus.


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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

           99.2   Collateral Term Sheet
                  filed on Form SE dated September 28, 1999.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MORGAN STANLEY CAPITAL I INC.

                                     By: /s/ Sanjeev Khanna
                                         ------------------
                                         Name:  Sanjeev Khanna
                                         Title: Principal

Dated:  September 28, 1999


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Exhibit Index

Exhibit                    Description                            Page
99.2                       Collateral Term Sheet                   P


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                    Exhibit 99.2 Collateral Term Sheet (P)

                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]